SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
                                      [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))


[x} Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[x] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
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

THE PRUDENTIAL [LOGO]                   MARK R. FETTING
                                        President

                                        PRUDENTIAL DEFINED CONTRIBUTION SERVICES
                                        30 Scranton Office Park
                                        Moosic, PA 18507-1789


                                                     October 4, 1996

Dear Participant:

         The Committee of The Prudential Variable Contract Account-10 (VCA-10) -- Capital Growth -- has proposed several changes to the Account that will affect your TDA Retirement Plan. As an investor in VCA-10, you are being asked to review the proposed changes and vote on the proposals using the enclosed proxy card. A special meeting of Participants will be held on November 22, 1996 to consider the changes proposed by the Committee.

         Following is a summary of the proposals, which are described in more detail in the enclosed proxy statement:

1. To elect new members to the Committee, while acknowledging the resignation of certain current members.

2. To make changes to VCA-10's objective and policies in order to be more consistent with similar investment companies managed by Prudential. While the proposed objective and policies use somewhat different language than the current objective and policies, the Committee and Prudential do not currently intend to make any significant changes in the way in which the Account is managed other than those referred to in No. 3 below.

3. To make revisions to VCA-10's fundamental investment restrictions reflecting current mutual fund industry practices. The proposed changes would permit the Account to make certain investments and utilize certain investment techniques designed to meet the Account's objective. The proposed changes would also make the investment restrictions more consistent among various accounts and funds managed by Prudential. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs.

4. To select Price Waterhouse LLP as the independent public accountant for VCA-10. Prudential has retained Price Waterhouse as the independent public accountant for the Enterprise and the Committee believes it is in the best interests of participants to select them for VCA-10 as well.

5. To make changes to the Rules and Regulations of VCA-10 permitting the Committee to amend these rules and regulations and eliminating the need for certain meetings without the approval of persons having voting rights. These proposals may result in economic savings which will also ease rising administrative costs.

6.   To consider and transact other business as required.

         As always, please contact any member of your Prudential service team with questions you may have regarding these proposals. All of us remain committed to helping you meet your retirement plan objectives.

                                   Sincerely,

                                   /s/ MARK R. FETTING
                                   ------------------------------
                                       Mark R. Fetting

                                  [Union Bug]
vca10part.doc

THE PRUDENTIAL [LOGO]                   MARK R. FETTING
                                        President

                                        PRUDENTIAL DEFINED CONTRIBUTION SERVICES
                                        30 Scranton Office Park
                                        Moosic, PA 18507-1789



                                                     October 4, 1996

Dear Client:

         The Committee of The Prudential Variable Contract Account-10 (VCA-10) -- Capital Growth -- has proposed several changes to the Account that will affect your TDA Retirement Plan. As an investor in VCA-10, you are being asked to review the proposed changes and vote on the proposals using the enclosed proxy card. A special meeting of Contractholders will be held on November 22, 1996 to consider the changes proposed by the Committee.

         Following is a summary of the proposals, which are described in more detail in the enclosed proxy statement:

1. To elect new members to the Committee, while acknowledging the resignation of certain current members.

2. To make changes to VCA-10's objective and policies in order to be more consistent with similar investment companies managed by Prudential. While the proposed objective and policies use somewhat different language than the current objective and policies, the Committee and Prudential do not currently intend to make any significant changes in the way in which the Account is managed other than those referred to in No. 3 below.

3. To make revisions to VCA-10's fundamental investment restrictions reflecting current mutual fund industry practices. The proposed changes would permit the Account to make certain investments and utilize certain investment techniques designed to meet the Account's objective. The proposed changes would also make the investment restrictions more consistent among various accounts and funds managed by Prudential. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs.

4. To select Price Waterhouse LLP as the independent public accountant for VCA-10. Prudential has retained Price Waterhouse as the independent public accountant for the Enterprise and the Committee believes it is in the best interests of participants to select them for VCA-10 as well.

5. To make changes to the Rules and Regulations of VCA-10 permitting the Committee to amend these rules and regulations and eliminating the need for certain meetings without the approval of persons having voting rights. These proposals may result in economic savings which will also ease rising administrative costs.

6.   To consider and transact other business as required.

         As always, please contact any member of your Prudential service team with questions you may have regarding these proposals. All of us remain committed to helping you meet your retirement plan objectives.

                                   Sincerely,

                                   /s/ MARK R. FETTING
                                   ------------------------------
                                       Mark R. Fetting

                                  [Union Bug]
vca10clt.doc

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                            (CAPITAL GROWTH ACCOUNT)
                             30 Scranton Office Park
                           Moosic, Pennsylvania 18507


                             ---------------------

                     Notice of Meeting -- November 22, 1996
                  To Persons Having Voting Rights in Respect of
                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

                             ---------------------


     You are hereby notified that pursuant to the Rules and Regulations of The Prudential Variable Contract Account-10 ("VCA-10"), a meeting of persons having voting rights in respect of VCA-10 will be held at the offices of The Prudential Insurance Company of America, 751 Broad Street, 4th Floor, Executive Conference Room, Newark, New Jersey 07102, on November 22, 1996, at 9:30 A.M. (New York time) for the following purposes:

     1. To elect certain Members of The Prudential Variable Contract Account-10 Committee (the "Committee"), each of whom shall serve for an indefinite term;

     2. To approve or disapprove certain changes to VCA-10's fundamental investment objective;

     3. To approve or disapprove certain changes to VCA-10's fundamental investment restrictions;

     4. To ratify or reject the selection of Price Waterhouse LLP as the independent public accountant for VCA-10;

     5. To approve or disapprove proposed amendments to the Rules and Regulations of VCA-10 eliminating the need for certain meetings of persons having voting rights; and

     6. To consider and transact such other business as may properly come before the meeting in accordance with the Rules and Regulations of VCA-10.

     In accordance with the Rules and Regulations of VCA-10, the number of votes entitled to be cast was determined as of September 13, 1996. Only those persons who had VCA-10 voting rights as of September 13, 1996 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting and would like directions, you may obtain them by calling 1-800-458-6333.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SPECIFY YOUR CHOICES AND SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.



                                            By order of the Committee


                                            THOMAS A. EARLY
                                            Secretary to the Committee


October 2, 1996

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                            (CAPITAL GROWTH ACCOUNT)


                             ----------------------

                          MEETING -- NOVEMBER 22, 1996
                                 PROXY STATEMENT

                             ----------------------


     The accompanying Proxy is solicited on behalf of the Committee of The Prudential Variable Contract Account-10 ("VCA-10" or the "Account") and will be voted at the meeting of persons having voting rights in respect of VCA-10 to be held November 22, 1996 and at any adjournment thereof. Each Proxy may be revoked at any time before its exercise by written revocation addressed to the Secretary of The Prudential Variable Contract Account-10 Committee, c/o Prudential Retirement Services, 30 Scranton Office Park, Moosic, PA 18507, and any person having voting rights who attends the meeting may vote in person whether or not a proxy has previously been executed. Prudential Retirement Services is a business unit of the Prudential Insurance Company of America dedicated to providing retirement services.

     This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, telecopier, or personal interview, and the cost will be borne by The Prudential Insurance Company of America ("Prudential"), whose principal business address is 751 Broad Street, Newark, NJ 07102. As explained below, Prudential makes a charge for providing administrative services to VCA-10, including this solicitation. The approximate date on which this Statement and the accompanying Proxy will first be sent to each person having VCA-10 voting rights is October 4, 1996.

     There are 433,092,402 votes eligible to be cast by persons having VCA-10 voting rights. Each person who had such rights on September 13, 1996, is entitled to vote, and is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof as of September 13, 1996, in his individual accumulation account in VCA-10 or in the accumulation accounts under a contract issued in connection with deferred compensation plans established under Section 457 of the Internal Revenue Code of 1986, as amended. Prudential is entitled to vote the number of votes and fractions thereof equal to $2,010,969 of its own funds invested in VCA-10 as of September 13, 1996, which represents .005% of the Account. Prudential will cast its votes in the same proportions as all other votes represented at the meeting in person or by proxy.

                    INVESTMENT MANAGEMENT AND ADMINISTRATION

     Prudential is VCA-10's investment adviser. Prudential has entered into a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), 751 Broad Street, Newark, NJ 07102, pursuant to which PIC provides substantially all investment management services for VCA-10, subject to Prudential's supervision. Prudential continues to have responsibility for all investment advisory services under its investment management agreement with the Account. Pursuant to the service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses.

     Prudential Retirement Services, Inc. ("PRSI"), 30 Scranton Office Park, Moosic, PA 18507, a wholly-owned indirect subsidiary of Prudential, is the principal underwriter of the Account.

     Prudential is also responsible for the administrative and recordkeeping functions of VCA-10 and pays the expenses associated with them. Prudential has entered into a service agreement with its indirect wholly-owned subsidiary, The Prudential Asset Management Company, Inc. ("PAMCO"), 30 Scranton Office Park, Moosic, PA 18507, which provides that PAMCO may furnish certain administrative and recordkeeping services in connection with Prudential's obligations to investment companies such as VCA-10 and provides that Prudential will reimburse PAMCO for its costs and expenses. Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of the Account for administrative expenses.

     UPON REQUEST, VCA-10 WILL FURNISH, WITHOUT CHARGE, A COPY OF VCA-10'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY PERSON WITH VCA-10 VOTING RIGHTS. IF YOU WISH TO OBTAIN COPIES OF THESE REPORTS, MAIL A REQUEST TO PRUDENTIAL, C/O PRUDENTIAL RETIREMENT SERVICES, 30 SCRANTON OFFICE PARK, MOOSIC, PENNSYLVANIA 18507, OR CALL 1-800-458-6333.

                                MEETING PROPOSALS

     Generally, a proposal intended to be presented at a meeting of persons with VCA-10 voting rights must be received by the Account a reasonable time before the solicitation of proxies is made, usually no less than 120 days before the mailing. Since the Account no longer holds annual meetings, all proposals received from persons with VCA-10 voting rights shall be retained by the Account, to be eligible for distribution with the proxy materials for the next called meeting of such persons.

1. ELECTION OF MENDEL A. MELZER, JONATHAN M. GREENE, AND W. SCOTT MCDONALD, JR., TO THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 COMMITTEE

     VCA-10 is managed by The Prudential Variable Contract Account-10 Committee (the "VCA-10 Committee" or the "Committee"). The Members of the Committee are elected by the persons having voting rights in respect of the VCA-10 Account. Once approved by those persons having VCA-10 voting rights, each Member of the Committee serves for an indefinite term. The Committee met three times in 1995.

     The Committee has nominated Mendel A. Melzer, Jonathan M. Greene, and W. Scott McDonald, Jr., to serve as Members of the Committee. Mark Fetting, currently Chairman and a Member of the Committee, and James Scott, currently a Member of the Committee, will resign if the nominees are elected. Mary C. Gencher has resigned as a Member of the Committee effective September 30, 1996. If elected as Members, it is expected that the Committee will elect Mr. Melzer as Chairman and appoint Mr. Greene as President. The table below sets forth information about the Members of the Committee who will continue to serve, the nominees to the Committee, and the officers of VCA-10, who like Committee Members serve for an indefinite term.



        Name                             Age     Position            Principal Occupation for Last 5 Years
        ----                             ---     --------            -------------------------------------
  Mendel A. Melzer* .................    35      Nominee for         Since 1995, Chief Financial Officer of
                                                 Member of the        Prudential's Money Management Group;
                                                 Committee            1993 to 1995, Senior Vice President and
                                                                      Chief Financial Officer of Prudential
                                                                      Preferred Financial Services; prior to
                                                                      1993, Managing Director, PIC.

  Jonathan M. Greene* ...............    52      Nominee for         Since 3/96, President of Investment
                                                 Member of the        Management of Prudential's Money
                                                 Committee            Management Group; prior to 3/96, Vice
                                                                      President and Portfolio Manager, T. Rowe
                                                                      Price Associates, Inc. (investments).

  W. Scott McDonald, Jr. ............    63      Nominee for         Since 4/95, Principal, Scott McDonald &
                                                 Member of the        Associates; prior to 4/95, Executive Vice
                                                 Committee            President, Fairleigh Dickinson University.

  Saul K. Fenster....................    59      Member of the       President, New Jersey Institute of
                                                 Committee            Technology (education).
                                                 since 9/85

  Joseph Weber ......................    72      Member of the       Vice President, Interclass (international
                                                 Committee            corporate learning).
                                                 since 9/85

  Thomas A. Early ...................    41      Secretary to        Since 4/94, Vice President and General
                                                 the Committee        Counsel, Prudential Retirement Services;
                                                 since 2/95           prior to 1994, Associate General Counsel,
                                                                      Frank Russell Company.

  Rosanne J. Baruh ..................    44      Assistant           Assistant General Counsel of Prudential.
                                                 Secretary to
                                                 the Committee
                                                 since 6/88



        Name                             Age     Position            Principal Occupation for Last 5 Years
        ----                             ---     --------            -------------------------------------
  C. Christopher Sprague ............    38      Assistant           Since 12/94, Assistant General Counsel,
                                                 Secretary to         Prudential; prior to 12/94, Staff
                                                 Attorney             and Senior Counsel, U.S. Securities and
                                                 the Committee        Exchange Commission.
                                                 since 2/95

  Michael G. Williamson .............    39      Assistant           Since 11/93, Director and Assistant
                                                 Secretary to         Comptroller, Prudential Retirement
                                                 the Committee        Service; prior to 11/93, Manager,
                                                 since 11/93          Prudential Retirement Services.


-----------

* Messrs. Greene and Melzer, nominees to be Members of the Committee, are interested persons of Prudential and VCA-10, as that term is defined in the Investment Company Act of 1940, because they are officers of Prudential, the investment adviser of VCA-10. Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between VCA-10 and Prudential, must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or VCA-10. Messrs. Fenster, McDonald and Weber are not interested persons of Prudential, its affiliates or VCA-10. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity to the Institute and provides group life and group health insurance to its employees.

     None of the Members of or nominees to the Committee have any beneficial interest in the Account. Mr. Melzer also serves as a director on the board of Cashway Furniture, Inc. of Minneapolis, Minnesota.

     The Committee has no nominating or compensation committees. The Committee does have an audit subcommittee, which is composed solely of the outside Members, and which meets with the independent public accountants, management, and internal auditors periodically to evaluate each party's execution of their respective responsibilities. During 1995, the audit subcommittee -- consisting of Ms. Gencher and Messrs. Fenster andWeber -- met once.

     Prudential, under an agreement with VCA-10, pays all compensation to the Members of the Committee. Members of the Committee who are affiliated with Prudential receive no additional compensation for services they perform for or on behalf of VCA-10. In addition, the officers of VCA-10 are all officers or employees of Prudential and receive no additional compensation for services they perform for or on behalf of VCA-10. Compensation for the current outside Members of the Committee appears on the table below.

                                                                 Total 1995
                                                                Compensation
                                       Pension Or                Related to
                                       Retirement                Vca-10 and
                         Aggregate      Benefits                    Other
                           1995        Accrued as    Estimated   Prudential-
                       Compensation      Part of   Total Annual    Related
                        Related to       Vca-10    Benefits Upon Investment
    Name                 Vca-10(1)      Expenses    Retirement    Companies
    ----                 ---------      --------    ----------    ---------
Saul K. Fenster .......   $2,800           None        None       $22,000(2)
Mary C. Gencher .......   $2,800           None        None       $ 5,600(3)
Joseph Weber ..........   $2,800           None        None       $24,800(4)

     The nominees to the VCA-10 Committee will be elected if approved by more than 50% of the votes of persons having VCA-10 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

----------------

(1)  Fees are paid by Prudential, not VCA-10.

(2) During 1995, Mr. Fenster served on the Board or Committee of four Prudential-related investment companies. Of his 1995 compensation, $5,600 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

(3) During 1995, Ms. Gencher served on the Board or Committee of two Prudential-related investment companies. All of her 1995 compensation was paid by Prudential.

(4) During 1995, Mr. Weber served on the Board or Committee of five Prudential-related investment companies. Of his 1995 compensation, $8,400 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

2.   APPROVAL OF CHANGES TO THE ACCOUNT'S FUNDAMENTAL INVESTMENT OBJECTIVE

     The Investment Company Act of 1940 (the "1940 Act") requires every registered investment company to recite in its registration statement all investment or other policies that may be changed only if authorized by a shareholder vote. These policies are generally referred to as "fundamental objectives and policies." In contrast, "non-fundamental policies" are those that may be changed by vote of the Committee without shareholder approval. VCA-10 is a registered investment company, and on page 12 of its prospectus dated May 1, 1996, it sets forth the following as a fundamental objective:

     "The investment objective of VCA-10 is the long-term appreciation of the assets held in the Account. Since no federal income tax will be payable upon dividend income or realized capital gains, consideration will be given to both potential income and capital gains opportunities in selecting investments. Investments will be made primarily in established corporations according to the standards of a prudent investor concerned primarily with preserving the real value of his capital by achieving a rate of growth in the value of his investments commensurate with the rate of growth in the economy and the prevailing rate of inflation."

     The Statement of Additional Information dated May 1, 1996, sets forth on pages 3-4 a number of "investment restrictions" that are also fundamental. These fundamental investment restrictions, changes to which are discussed in Proposal 3 below, would not be affected by this Proposal 2.

     On August 14, 1996, at the request of the Account's investment adviser, the Committee, including all Committee Members who are not interested persons of Prudential, its affiliates, or the Account, considered and determined to propose revisions to the Account's fundamental investment objective. The investment adviser recommended adoption of the proposed revisions to make it consistent with the stated objective of similar investment companies and accounts managed by the investment adviser. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs. For these reasons the Committee believes that approval of the proposed change is in the best interests of Contractholders and participants.

     Accordingly, the Committee recommends that the current fundamental investment objective (set forth above) be stricken and that the following fundamental investment objective be substituted in its place:

     "VCA-10's investment objective is long-term growth of capital. VCA-10 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective."

     To implement the proposed fundamental investment objective, the Committee has adopted the following non-fundamental operating policy:

     "In attempting to achieve its objective, VCA-10 will invest in common stocks, preferred stocks, warrants or convertible bonds issued by companies which, in the opinion of VCA-10's investment adviser, are believed to be in sound financial condition and have prospects for price appreciation greater than broadly based stock indices. Under normal market conditions, VCA-10 may also invest up to 20% of its assets in investment grade short-term, intermediate-term, or long-term debt instruments. At times when economic conditions or general levels of common stock prices are such that the investment adviser deems it prudent to adopt a defensive position by reducing or curtailing investments in equities, a larger proportion than usual of VCA-10's assets may be invested in such debt instruments."

     While the proposed objective and new policy use somewhat different language from the current objective, the Committee and Prudential do not intend that there will be significant differences in the way in which the Account is managed, other than the changes described in Proposal No. 3.

     This proposal will be adopted if approved by a majority vote of persons having VCA-10 voting rights. As defined in the 1940 Act, a majority vote of persons having VCA-10 voting rights means the lesser of (a) 67% or more of the votes of such persons present or represented by proxy at a meeting if more than 50% of all votes entitled to be cast are held by persons present in person or represented by proxy at such meeting, or (b) more than 50% of all votes entitled to be cast. If adopted, the proposed changes will be effective on the date of the next revision of the Account prospectus, which is currently expected to be May 1, 1997.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

3. APPROVAL OF CHANGES TO THE ACCOUNT'S FUNDAMENTAL INVESTMENT RESTRICTIONS

     On August 14, 1996, at the request of the Account's investment adviser, the Committee, including all Committee Members who are not interested persons of Prudential, its affiliates, or the Account, considered and determined to propose revisions to the Account's fundamental investment restrictions. The investment adviser recommended adoption of the proposed revisions for several reasons. First, the current restrictions are outdated in some respects and do not reflect current mutual fund industry practice. The proposed restrictions would permit the Account to make certain investments and utilize certain investment techniques designed to meet the Account's objective. Second, the proposed changes, along with proposed changes to several other accounts and funds that Prudential manages, would make the investment restrictions more consistent among the accounts and funds. This standardization is designed to increase efficiency and facilitate compliance efforts, thereby reducing the upward pressure on administrative costs. Based on these considerations, the Committee believes that approval of the proposed changes is in the best interests of Contractholders and participants.

     The various proposed changes are set forth below.

     (i) CONCENTRATION IN PARTICULAR INDUSTRIES. The Committee recommends that the two following fundamental investment restrictions be stricken:

     "Seventy-five percent of the assets held in [the] Account are subject to the limitation that no purchase of a security, other than a security of the U.S. Government or its agencies and instrumentalities, will be made for [the] Account if as a result of such purchase more than 5% of the total value of the Account's assets will be invested in the securities of one issuer."

     "[VCA-10 will not:] Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Account's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason)."

In their place, the Committee recommends the substitution of the following fundamental investment restriction:

     "VCA-10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA-10's total assets, more than 5% of VCA-10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA-10's total assets (determined at the time of the investment) would be invested in a single industry."

     This proposed change merely restates the current restrictions in simplified form. The current restriction states that all investments in bank money market instruments will not be grouped together and considered an investment in the banking industry subject to the 25% limitation. While the new restriction does not expressly include this interpretation, it will not be applied to bank money market instruments. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (ii) INVESTMENTS IN REAL ESTATE-RELATED SECURITIES AND FINANCIAL FUTURES. The Committee recommends that the following fundamental investment restriction be stricken:

     "[VCA-10 will not:] Buy or sell real estate, mortgages, commodities or commodity contracts, except that (a) VCA-10 may buy and sell shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ"); and (b) VCA-10 may purchase and sell stock index futures contracts and related options."

In its place, the Committee recommends the substitution of the two following fundamental investment restrictions:

     "No purchase of or investment in real estate will be made for the account of VCA-10 except that VCA-10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ('NASDAQ')."

     "No commodities or commodity contracts will be purchased or sold for the account of VCA-10 except that VCA-10 may purchase and sell financial futures contracts and related options."

     These proposed changes would have two substantive effects. First, in addition to real estate investment trusts, the Account could also invest in securities secured by real estate, so long as a ready market exists for such securities through listing on a stock exchange or NASDAQ. Investing in such securities presents similar risks to those posed by the existing authority to invest in real estate investment trusts.

     Second, the proposed change expands the existing authority to invest in stock index futures and related options to also include the authority, to the extent permitted by applicable regulations, (a) to purchase and sell futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or rate indices; (b) to purchase and sell futures contracts on foreign currencies or groups of foreign currencies; and (c) to enter into transactions involving options related to either of these types of futures contracts. The Account intends to use futures contracts (and options thereon) solely for the purpose of hedging the Account's positions with respect to securities, interest rates and foreign securities. These financial instruments are subject to risks similar to those posed by stock index futures and options. The Account's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time. Options on futures contracts are subject to additional risks, including the risk of imperfect correlation between the option and the underlying futures contract.

     The investment adviser believes that these additional investment techniques will give it the flexibility required in today's changing investment market to reduce the risk of certain investments and protect the values of portfolio assets. The investment adviser already has experience in using these various techniques.

     (iii) LOANS. The Committee recommends that the following fundamental investment restriction be stricken:

     "[VCA-10 will not:] Make cash loans except that VCA-10 may make loans of up to 10% of the value of its portfolio through the purchase of privately placed bonds, debentures, notes and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. . . ."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

     "VCA-10 will not lend money, except that loans of up to 10% of the value of VCA-10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be 'loans' for this purpose and may be entered into or purchased by VCA-10 in accordance with its investment objectives and policies."

     This proposed change would clarify that the Account's loan restriction does not apply to publicly traded debt obligations. Publicly traded debt obligations are generally not considered loans and do not present all the same risks as debt obligations for which a ready market does not exist.

     The proposed change would also clarify that repurchase agreements are not considered loans for purposes of the 10% limit. A repurchase agreement is an agreement with the seller of a security in which the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Outside the context of this restriction, under the proposed change, a repurchase agreement may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Account will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the repurchase price. The Account will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. Before the Account enters into any repurchase agreement, the Committee will adopt standards for the parties with whom it will enter into repurchase agreements that it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the

Account may incur a loss in the market value of the collateral, as well as disposition cost; and, if a party with whom the Account had entered into a repurchase agreement becomes insolvent, the Account's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

     The Account will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Account's ability to maximize its opportunities to engage in repurchase agreements.

     (iv) BORROWING AND MARGINS. The Committee recommends that the two following fundamental investment restrictions be stricken:

     "[VCA-10 will not:] Purchase securities on margin, issue senior securities or otherwise borrow money, except that [the] Account, in accordance with its investment objective and policies, may purchase and sell securities on when-issued and delayed delivery basis. [The] Account may obtain such short-term credit as it needs for the clearance of securities transactions, and may also borrow from a bank as a temporary measure, in amounts not exceeding 5% of the value of its portfolio, to accommodate abnormally heavy redemption requests, if they should occur, but not for leveraging or investment purposes. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment by the Accounts. Collateral arrangements entered into by VCA-10 with respect to futures contracts and related options and the writing of options on equity securities and stock indices are not deemed to be the issuance of a senior security or the purchase of a security on margin."

     "[VCA-10 will not:] Mortgage, pledge or hypothecate any assets except that [the] Account may pledge assets in an amount up to 10% of the value of its portfolio, but only to secure borrowings for extraordinary or emergency purposes as described in paragraph 5 above. Collateral arrangements entered into by VCA-10 with respect to futures contracts and related options and the writing of options on equity securities and stock indices are not deemed to be a pledge or hypothecation of assets."

In their place, the Committee recommends the substitution of the two following fundamental investment restrictions:

     "VCA-10 will not issue senior securities, borrow money or pledge its assets, except that VCA-10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA-10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security."

     "VCA-10 will not purchase securities on margin (but VCA-10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA-10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin."

     The current restrictions are stricter than required by the 1940 Act, which would permit the Account to borrow from a bank, provided that immediately after the borrowing there is an asset coverage of at least 300% for all borrowings of the investment company. The proposed change authorizes the Account to borrow to the limit imposed by the 1940 Act.

     This increase in borrowing power would provide the Account with greater flexibility to respond to sudden needs for cash that may arise. This change would also permit the investment adviser to utilize borrowing for investment purposes, but the investment adviser does not currently intend to utilize borrowing for that purpose. There are certain risks associated with the use of borrowed funds for investment purposes. Such use results in leveraging which may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Account's net asset value. In addition, money borrowed will be subject to interest and other costs, which may or may not exceed the income received from the securities purchased with the borrowed funds.

     In addition, the proposed change makes clear that the prohibition on purchasing securities on margin does not affect the existing authority to enter into transactions involving futures and options, and that certain investment techniques are not deemed to be borrowing, a pledge of assets, or the issuance of a senior security. Unless otherwise prohibited by other investment restrictions, by regulations of the Securities and Exchange Commission ("SEC"), or by other applicable law, the Account will have the flexibility under the proposed change to use these investment techniques if deemed advantageous by the investment adviser.

     The Account already had the authority to use several of these techniques, including when-issued and delayed delivery securities and some types of options and futures contracts. Information on the new techniques is provided below.

     Forward foreign currency exchange contracts. A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. The Account will enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

     The Account generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, the Account may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     The Account's successful use of forward contracts depends upon the adviser's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in markets generally.

     Interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by the Account with another party of their respective commitments to pay or receive interest. For example, the Account might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease the Account's exposure to long- or short-term interest rates. For example, the Account may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date.

     The use of swap agreements is subject to certain risks. As with options and futures, if the investment adviser's prediction of interest rate movements is incorrect, the Account's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Account could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

     The Account will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.

     Reverse repurchase agreements and dollar roll transactions. Reverse repurchase agreements involve the sale of securities held by the Account with an agreement by the Account to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the Account often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have some of the characteristics of borrowing by the Account.

     Dollar rolls involve sales by the Account of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the Account forgoes principal and interest paid on the securities. The Account is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Account will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Account may decline below the price of the securities the Account has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Account's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Account's obligation to repurchase the securities.

     Options. If this proposal is approved, the Account may purchase and sell (i.e., write) put and call options on debt securities and foreign currencies. The Account already has the authority to purchase and sell put and call options on equity securities and stock indices. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Currently, the SEC requires that any options written by investment companies, such as the Account, be "covered," which can be done in a variety of ways, such as placing in a segregated account certain securities or cash designed to "cover" the Account's obligation under the written option.

     Options will be primarily used to reduce fluctuations in the value of the Account's investments (i.e., hedge) or to generate additional premium income. The risks of options on debt securities and foreign currencies are similar to the risks of options on equity securities. The investment adviser's may not correctly anticipate movements in the relevant markets, thus causing losses on the Account's options positions. Options have other risks, primarily related to liquidity. The Account's successful use of options on foreign currencies depends upon the adviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of a foreign currency option and the price of currency being hedged is imperfect.

     (v) INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Committee recommends that the following fundamental investment restriction be stricken:

     "[VCA-10 will not:] Buy or sell the securities of other investment companies."

In its place, the Committee has adopted the following non-fundamental investment restriction:

     "Except as part of a merger, consolidation, acquisition or reorganization, VCA-10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder."

     The proposed deletion, along with the Committee's adoption of the indicated non-fundamental restriction, increases the Account's ability to invest in other investment companies to correspond with the limits imposed by the 1940 Act. Although the investment adviser does not intend immediately to invest in other investment companies, this change will provide it the flexibility it would need to do so in the future if circumstances warrant. One possible use of this technique is to make investments the adviser otherwise would not be able to make directly in an efficient manner.

     By making the new restriction non-fundamental, the Committee increases the Account's flexibility to change the restriction if circumstances warrant. Such changes may be desirable, for example, to take advantage of new financial instruments or to respond to regulatory changes. The Committee does not, however, currently plan to change this investment restriction.

     (vi) SHORT SALES. The Committee recommends that the following fundamental investment restrictionbe stricken:

     "[VCA-10 will not:] Make short sales of securities or maintain a short position, except that VCA-10 may make short sales against the box. Collateral arrangements entered into by VCA-10 with respect to futures contracts and related options and the writing of options on equity securities and stock indices are not deemed to be short sales."

In its place, the Committee has adopted the following non-fundamental investment restriction:

     "VCA-10 will not make short sales of securities or maintain a short position, except that VCA-10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales."

     The new restriction restates the old restriction and makes clear that the restriction does not apply to interest rate swap agreements.

     By making the new restriction non-fundamental, the Committee increases the Account's flexibility to change the restriction if circumstances warrant. At some future date, the Committee may find it appropriate to authorize short sales in other situations. Such changes may be desirable, for example, to take advantage of new financial instruments or to respond to regulatory changes. The Committee does not, however, currently plan to change this investment restriction.

     (vii) UNDERWRITING OF SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

     "[VCA-10 will not:] Underwrite the securities of other issuers, except where VCA-10 may be deemed to be an underwriter for purposes of the Securities Act of 1933 in connection with the loans that it may make [under these fundamental restrictions]."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

     "VCA-10 will not underwrite the securities of other issuers, except where VCA-10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA-10 is permitted to make."

     This proposed change merely restates the existing restriction and clarifies that the Account may dispose of any security (without regard to any limitation regarding whether the Account may technically be deemed an "underwriter" in such context) in which the Account is otherwise permitted to invest. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     (viii) LOANS OF PORTFOLIO SECURITIES. The Committee recommends that the following fundamental investment restriction be stricken:

     "[VCA-10 will not:] Lend portfolio securities unless the loans are fully collateralized and subject to such other safeguards as the Account's Committee determines are advisable and appropriate."

     The restriction proposed to be deleted merely summarizes SEC standards with regard to portfolio lending with which the Account already must comply. If the SEC were to revise these standards at some later date, the Account would have the flexibility to take advantage of that change if it were advantageous to do so. The Committee does not anticipate that this proposed change will have any current impact on the Account's investment practices.

     (ix) CONTROL OR MANAGEMENT OF OTHER COMPANIES. The Committee recommends that the following fundamental restriction be stricken:

     "[VCA-10 will not:] Acquire securities for the purpose of exercising control or management of any company."

In its place, the Committee recommends the substitution of the following fundamental investment restriction:

     "No securities of any company will be acquired for VCA-10 for the purpose of exercising control or management thereof."

     This proposed change merely restates the restriction in order to make the language more consistent with that used in similar restrictions of other accounts and funds managed by Prudential. The Committee does not anticipate that this proposed change will have any impact on the Account's investment practices.

     This proposal will be adopted if approved by a majority vote of persons having VCA-10 voting rights, as that term is defined above in Proposal 2. If adopted, the proposed changes will be effective on the date of the next revision of the Account prospectus, which is currently expected to be May 1, 1997.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

4. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

     For 1995 and prior years Deloitte & Touche LLP ("D&T") served as independent public accountant for Prudential and for VCA-10. For 1996, Prudential determined to retain Price Waterhouse LLP ("PW") as the independent public accountant for Prudential. The Committee found it to be in the best interests of Contractholders and participants to select PW as the independent public accountant for 1996 for VCA-10 as well, and did so in August 1996.

     The Committee's selection of PW instead of D&T did not result due to any dispute between Prudential and D&T or between the Committee and D&T. D&T's reports for the last two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement of a type that an independent public accountant would refer to in its report occurred between D&T and the VCA-10 Committee or Prudential.

     As noted earlier, the VCA-10 Committee has an audit subcommittee, which consists solely of the Members of the Committee who are not interested persons of Prudential or VCA-10. Members of the subcommittee periodically will meet at their discretion with representatives of PW to discuss the affairs of VCA-10. At the audit subcommittee's discretion, no interested person of Prudential or VCA-10 will be present at such meetings.

     It is anticipated that one or more representatives of PW will attend the November 22, 1996 meeting that is the subject of this proxy statement, that they will have an opportunity to make a statement if they desire to do so, and that they will also be available to respond to appropriate questions. It is not anticipated that representatives of D&T will attend the meeting.

     This proposal will be adopted if approved by more than 50% of the votes of persons having VCA-10 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

5. PROPOSED AMENDMENTS TO THE RULES AND REGULATIONS OF VCA-10 ELIMINATING THE NEED FOR CERTAIN MEETINGS OF PERSONS HAVING VOTING RIGHTS

     The Rules and Regulations of VCA-10 presently require that the Committee call a meeting of persons having voting rights with respect to the Account if the Committee changes the Account's independent public accountant. In addition, the Rules and Regulations of VCA-10 are silent on the issue of whether the Committee itself may amend the Rules and Regulations or whether a vote of persons having voting rights with respect to the Account is required.

     On August 14, 1996, the Members of the Committee, including all Members who are not interested persons of Prudential, its affiliates or VCA-10, considered and determined to propose that the Rules and Regulations of VCA-10 be amended:
(1) to eliminate the requirement of a meeting of persons with voting rights when the Committee selects a different independent public accountant; and (2) to provide that the Committee may amend the Rules and Regulations in any respect without a vote of persons having voting rights. It was determined that applicable law does not require meetings of persons having voting rights in these circumstances, and that reducing the need for such meetings will result in economic savings which will ease the upward pressure on administrative costs. For these reasons, the Committee has determined that these amendments are in the best interests of Contractholders and participants. The Committee thus recommends approval of these amendments. Each amendment is discussed in more detail below.

     Ratification of Independent Public Accountant. At the September 1988 meeting of persons having VCA-10 voting rights, amendments to the Rules and Regulations were adopted eliminating the need for annual meetings. The proposal adopted at that meeting eliminated the requirement that the Committee annually seek ratification or rejection of the same independent public accounting firm. Instead, the revised Rules and Regulations included a requirement that the Committee call a meeting of persons having voting rights with respect to the Account for the purpose of submitting the selection of an independent public accountant for ratification or rejection only if the Committee selects an accountant other than the accountant whose selection was most recently ratified by persons having voting rights. This requirement was included because it was understood at that time to be required to ensure compliance with the 1940 Act. Since that time, however, it has become clear that the 1940 Act does not require that a meeting be called if the Committee selects a different accountant. Rather, the 1940 Act currently requires only that the Committee submit for ratification or rejection the selection of the accountant if an annual meeting is being held for other reasons. The Committee determined that it was appropriate to amend the Rules and Regulations to be consistent with the current interpretation of the 1940 Act.

     Authority to Amend the Rules and Regulations. The Rules and Regulations are silent on who has the authority to amend them. In the past, however, the Committee has generally submitted proposed amendments to persons having voting rights with respect to VCA-10. That approach did not generally result in any additional costs when, as was the case prior to 1989, meetings with persons with voting rights were held annually. New Jersey law, however, does not require a vote of persons having voting rights to amend the Rules and Regulations of the Account. In addition, the Rules and Regulations are analogous to a corporation's by-laws, which generally can be amended by the board of directors without shareholder vote. Accordingly, the Committee determined it was appropriate to clarify that it has the authority to amend the Rules and Regulations in any respect without a vote of persons having voting rights with respect to the Account.

     Wording of the Proposed Amendments. Set forth below are the proposed amendments to the Rules and Regulations of VCA-10:

     1. Amend Article II, Section 2 to delete the following provision:

     "(b) The Committee shall call a meeting of the persons having voting rights in respect of VCA-10 for the purpose of submitting the selection of an independent accountant for ratification or rejection if the Committee selects an accountant other than the accountant whose selection was most recently ratified by persons having voting rights in respect of VCA-10. 2.

     Amend Article III, Section 2(d) to read as follows:

     "The Committee shall have the following powers:

          "(d) to select an independent public accountant for VCA-10;

     3. Amend Article III, Section 2 to add the following new subsection and to redesignate subsections (e) and (f) as (f) and (g), respectively:

     "The Committee shall have the following powers:

          "(e) to amend these Rules and Regulations without the approval of persons having voting rights in respect of VCA-10;

     This proposal will be adopted if approved by more than 50% of the votes of persons having VCA-10 voting rights who are present or represented by proxy at the November 22, 1996 meeting.

        THE COMMITTEE RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.

6. OTHER BUSINESS

     The Committee currently does not know of any other business that will be considered at the meeting aside from that described in this Proxy Statement. Should any matters other than those referred to above properly come before the meeting, the holders of the Proxies will act with respect thereto in accordance with their best judgment.

                                            By order of the Committee




                                            THOMAS A. EARLY
                                            Secretary to the Committee

October 2, 1996

                             CAPITAL GROWTH ACCOUNT
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
                            30 Scranton Office Park
                                Moosic, PA 18507

             THIS PROXY SOLICITED ON BEHALF OF THE VCA-10 COMMITTEE

     The VCA-10 Committee -- for the purpose of voting on the items in the agenda set forth in the Notice of Meeting To Persons Having Voting Rights in Respect of the Prudential Variable Contract Account-10, at such special meeting to be held on November 22, 1996, at 9:30 A.M. (New York time) at the offices of The Prudential Insurance Company of America, 751 Broad Street, 4th Floor, Executive Conference Room, Newark, New Jersey 07102 -- is hereby instructed to vote the VCA-10 shares for the following purposes:

_______________________________________________________________________________

Please indicate your vote by an "X" in the appropriate box below. The VCA-10 Committee recommends a vote "FOR" the following proposals:

                                                   FOR     AGAINST    ABSTAIN

(1)  To elect certain Members of The
     Prudential Variable Contract Account-10
     Committee (the "Committee"), each of
     whom shall serve for an indefinite
     term.

                  Mendel A. Melzer                 _____    _____     _____

                  Jonathan M. Greene               _____    _____     _____

                  W. Scott McDonald, Jr.           _____    _____     _____

(2)  To approve certain changes to VCA-10's        _____    _____     _____
     fundamental investment objectives and
     policies.

(3)  To approve certain changes to VCA-10's        _____    _____     _____
     fundamental investment restrictions.


(4)  To ratify the selection of Price              _____    _____     _____
     Waterhouse LLP as the independent
     public accountant for VCA-10

(5)  To approve proposed amendments to the         _____    _____     _____
     Rules and Regulations of VCA-10
     eliminating the need for certain
     meetings of persons having voting rights.

Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

This proxy when executed will be voted in the manner described herein by the undersigned shareholder. If executed and no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

SIGNATURE ______________________________________  DATE _______________ 1996

SIGNATURE ______________________________________  DATE _______________ 1996

(Please sign exactly as your name appears above)